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                                                             Exhibit No. (10)(i)



                        GREAT LAKES CHEMICAL CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN

                      (RESTATED EFFECTIVE JANUARY 1, 1993)
3/30/93
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                        GREAT LAKES CHEMICAL CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN
                      (RESTATED EFFECTIVE JANUARY 1, 1993)

                                Table of Contents

ARTICLE I

        ESTABLISHMENT                                                      1
        1.1 Establishment and Purpose                                      1
        1.2 Applicability                                                  1

ARTICLE II

        PARTICIPATION                                                      2
        2.1 Eligibility and Participation                                  2
        2.2 Duration                                                       2

ARTICLE III

        BENEFIT; PAYMENT                                                   3
        3.1 Accrued Benefit                                                3
        3.2 Time and Method of Payment                                     3

ARTICLE IV

        FUNDING                                                            4
        4.1 Funding                                                        4

ARTICLE V

        AMENDMENT, ADMINISTRATION                                          5
        5.1 Amendment and Termination                                      5
        5.2 Administration                                                 5
        5.3 Deduction of Taxes from Amounts Payable                        5
        5.4 Indemnification                                                5
        5.5 Expenses                                                       5

ARTICLE VI

        MISCELLANEOUS                                                      6
        6.1 Interests not Transferable                                     6
        6.2 Contract of Employment                                         6
        6.3 Headings                                                       6
        6.4 Invalidity                                                     6
        6.5 Law Governing                                                  6

APPENDIX A

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                        GREAT LAKES CHEMICAL CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN
                      (RESTATED EFFECTIVE JANUARY 1, 1993)

                                    ARTICLE I
                                  ESTABLISHMENT

1.1 Establishment and Purpose. Great Lakes Chemical Corporation (the "Company") hereby restates the Great Lakes Chemical Corporation Supplemental Retirement Plan (the "Plan"), effective January 1, 1993 (the "Restatement Date"). The Plan was ESTABLISHED EFFECTIVE JANUARY 1, 1983 (the "Effective Date"). The purpose of the Plan is to provide each Participant in the Plan with the benefits the Participant would have received under the Retirement Plan for Certain Employees of Great Lakes Chemical Corporation, as amended, ("Pension Plan") except for the limitations on compensation and benefits imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, ("Code") or any successor thereto. Any entity which, with the approval of the Board of Directors of the Company, adopts the Plan and the Company shall be referred to hereinafter as "Employer." The Plan is intended to benefit a select group of management or highly compensated employees of the Employer.

1.2 Applicability. The provisions of the Plan shall apply only to a person who terminates employment with an Employer on or after the Effective Date and shall not apply to any person not in the active employment of an Employer on or after the Effective Date.

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                                   ARTICLE II

                                  PARTICIPATION

2.1 Eligibility and Participation. Each person, who is both a participant in the Pension Plan and whose accrued benefit under the Pension Plan is reduced by the limitation on compensation imposed by Section 401(a)(17) of the Code or by the limitations on benefits imposed by Section 415 of the Code and has been named by the Board of Directors of the Company as an eligible employee by having his or her name set forth in Appendix A to the Plan, shall become a Participant in the Plan; provided that no person shall be or become a Participant hereunder prior to January 1, 1983. (Each person who becomes a Participant shall be referred to hereinafter as a "Participant.") The Board of Directors shall in its sole and absolute discretion determine those persons eligible to participate and shall take appropriate action to have Appendix A appropriately revised as necessary.

2.2 Duration. Any person who became a Participant shall continue to be a Participant as long as he is entitled to benefits hereunder.

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                                   ARTICLE III
                                BENEFIT; PAYMENT

3.1      Accrued Benefit.

         (a) If at any time any benefit otherwise payable under the provisions of the Pension Plan in respect of a Participant, including any benefit payable with RESPECT THE PARTICIPANT'S SPOUSE OR other beneficiary entitled thereto, shall be REDUCED BY REASON OF THE LIMITATIONS on maximum benefits under Section 415 of the Code, and/or the limitation on the amount of compensation of a PARTICIPANT that may be considered under
                  Section 401(a)( 17) of the Code, the Participant or his spouse or other beneficiary shall be entitled to receive a retirement benefit, subject to the terms and conditions of the Plan, equal to the excess, if any, of - -

                  (1) the amount of the benefit under the Pension Plan, calculated without regard to the limitations imposed by Sections 401(a)(17) and 415 of the Code and without regard to the restriction that limits the years of service that may be recognized to 35 years; over

                  (2) the amount of the benefit under the Pension Plan as limited by Sections 401(a)(17) and 415 of the Code and with regard to the restriction that limits the years of service that may be recognized to 35 years.

                  (The benefit determined under this Section 3.1 shall be referred to hereinafter as the "Accrued Benefit.")

         (b) The Accrued Benefit under the Plan shall be paid only if, and under the condition that, the benefit under the Pension Plan described in subsection 3.1(a)(2) be and is paid to the Participant, his surviving spouse, or other beneficiary; and the forfeiture, for any cause, including death, of the benefit under the Pension Plan as described in subsection 3.1(a)(2) above shall cause the forfeiture of the Accrued Benefit under the Plan.

3.2 Time and Method of Payment. The Accrued Benefit shall commence to be paid with, and continue to be paid as long as, benefit payments to such Participant or his spouse or beneficiary entitled thereto under the Pension Plan, and shall be paid in the same form and manner as benefits under the Pension Plan; provided, however, the Employer may convert the benefits payable under the Plan into any actuarial equivalent form of payment as determined by the Employer with the advice of an actuary.

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                                   ARTICLE IV
                                     FUNDING

4.1 Funding. All benefits under this Plan shall be paid directly from the general funds of the Employer, and no special or separate fund shall be established and no other segregation of assets shall be made to assure payment. No Participant, spouse, or beneficiary shall have any right, title or interest whatever in or to any investments which Employer may make to aid the Employer in meeting its obligation hereunder. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between an Employer and any Participant, spouse, or beneficiary of a Participant. To the extent that any person acquires a right to receive payments from the Employer hereunder, such rights shall be no greater than the right of an unsecured creditor of the Employer.

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                                    ARTICLE V
                            AMENDMENT, ADMINISTRATION

5.1 Amendment and Termination. The Company intends the Plan to be permanent, but reserves the right at any time to modify, amend, or terminate the Plan, provided that the Company shall not cancel, reduce, or otherwise adversely affect the amount of benefits of any Participant accrued as of the date of any such modification, amendment, or termination, without the consent of the Participant.

5.2 Administration. The Plan shall be administered by the Board of Directors of the Company, which shall be authorized to interpret the Plan, to adopt rules and practices concerning the administration of the Plan, to resolve questions concerning the eligibility for the amount of the Accrued Benefit, and to delegate all or any portion of its authority hereunder to a committee of the Board of Directors or to designated officers or employees of any Employer.

5.3 Deduction of Taxes from Amounts Payable. The Employer may deduct from the amount to be distributed such amount as the Employer, in its sole discretion, deems proper for the payment of income, employment, death, succession, inheritance, or other taxes with respect to benefits under the Plan.

5.4 Indemnification. Each Employer shall indemnify and hold harmless each employee, officer, or director of an Employer to whom is delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him (including but not limited to reasonable attorney fees) which arise as a result of his actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by an Employer. Notwithstanding the foregoing, an Employer shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Employer consents in writing to such settlement or compromise.

5.5 Expenses. The expenses of administering the Plan shall be paid by the Employers.

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                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 Interests not Transferable. Benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or FORMER SPOUSE, OR for any other relative of a Participant prior to actually being received by the person entitled to the benefit under the terms OF THE PLAN, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable hereunder SHALL be void. The EMPLOYER SHALL NOT in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any person entitled to benefits hereunder. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge, or otherwise encumber his benefits under this Plan, or if by any reason of his bankruptcy or other event happening at any time, such benefit would devolve upon any other person or would not be enjoyed by the person entitled thereto under the Plan, the Board of Directors of the Company, in its discretion, may terminate the interest in any such benefits of the person entitled thereof under the Plan and hold or apply them to or for the benefit of such person entitled thereto under the Plan or his spouse, children, or other dependents, or any of them, in such manner as the Board of Directors of the Company may deem proper.

         6.2 Contract of Employment. Nothing contained herein shall be construed to constitute a contract of employment between a Participant and an Employer.

         6.3 Headings. The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

         6.4 Invalidity. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included.

         6.5 Law Governing. The Plan shall be construed and enforced according to the laws of Indiana other than its laws respecting choice of law.

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IN WITNESS, WHEREOF , the Company has executed this restated Plan this    day of
       , 1993.


                                                GREAT LAKES CHEMICAL CORPORATION

                                                By: ____________________________

ATTEST:

______________________________
                                                                          Page 7
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                        GREAT LAKES CHEMICAL CORPORATION
                          Supplemental Retirement Plan

                                   APPENDIX A
                               Eligible Employees

The Employees listed below compose a select group of management or highly compensated Employees of the Employer who have been named by the Board of Directors as an Eligible Employee for purposes of the Plan.

Name of Employee                                            Date of Board Action
Emerson Kampen                                              03-09-93

                        Great Lakes Chemical Corporation
                          Supplemental Retirement Plan
                                   Appendix A
                               Eligible Employees

The Employees listed below compose a select group of management or highly compensated Employees of the Employer who have been named by the Board of Directors as an Eligible Employee for purposes of the Plan.

NAME OF EMPLOYEE                                            DATE OF BOARD ACTION

John Little                                                       05-04-94

Robert Jeffares                                                   05-04-94

David Hall                                                        05-04-94

Robert McDonald                                                   05-04-94

John Talpas                                                       05-04-94

Donald Simpson                                                    05-04-94

Marshall Bloom                                                    05-04-94

Larry Bloom                                                       05-04-94

David Bouchard                                                    05-04-94

Lowell Horwedel                                                   05-04-94

Gerd Schue                                                        05-04-94

                        GREAT LAKES CHEMICAL CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN

                                   APPENDIX A
                               ELIGIBLE EMPLOYEES

The Employees listed below compose a select group of management or highly compensated Employees of the Employer who have been named by the Chief Executive Officer as an Eligible Employee for purposes of the Plan.

NAME OF EMPLOYEE                                            DATE OF BOARD ACTION

Steve Clark                                                 March 1, 1995

John Lacci                                                  March 13, 1995

Bob Smith                                                   March 20, 1995

Joe Holson                                                  August 31, 1995

Dick Ferguson                                               February 27, 1996

J. Larry Robertson                                          February 28, 1996

                        GREAT LAKES CHEMICAL CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN

                                   APPENDIX A
                               ELIGIBLE EMPLOYEES

The Employees listed below compose a select group of management or highly compensated Employees of the Employer who have been named by the Chief Executive Officer as an Eligible Employee for purposes of the Plan.

NAME OF EMPLOYEE                                            DATE OF BOARD ACTION

Steve Clark                                                 March 1, 1995

John Lacci                                                  March 13, 1995

Bob Smith                                                   March 20, 1995

                        GREAT LAKES CHEMICAL CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN

                                   APPENDIX A
                               ELIGIBLE EMPLOYEES

The Employees listed below compose a select group of management or highly compensated Employees of the Employer who have been named by the Chief Executive Officer as an Eligible Employee for purposes of the Plan.

NAME OF EMPLOYEE                                            DATE OF BOARD ACTION

Steve Clark                                                 March 1, 1995

John Lacci                                                  March 13, 1995

Bob Smith                                                   March 20, 1995

Joe Holson                                                  August 31, 1995

Dick Ferguson                                               February 27, 1996

J. Larry Robertson                                          February 28, 1996

Yuichi Iikubo                                               December 10, 1996

Richard Boehner                                             June 2, 1997

                        GREAT LAKES CHEMICAL CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN

                                   APPENDIX A
                               ELIGIBLE EMPLOYEES

The Employees listed below compose a select group of management or highly compensated Employees of the Employer who have been named by the Chief Executive Officer as an Eligible Employee for purposes of the Plan.

NAME OF EMPLOYEE                                            DATE OF BOARD ACTION

Steve Clark                                                 March 1, 1995

John Lacci                                                  March 13, 1995

Bob Smith                                                   March 20, 1995

Joe Holson                                                  August 31, 1995

Dick Ferguson                                               February 27, 1996

J. Larry Robertson                                          February 28, 1996

Yuichi Iikubo                                               December 10, 1996

Richard Boehner                                             June 2, 1997

Mark Esselman                                               September 1, 1997